UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2024

Li-Cycle Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Province of Ontario, Canada	001-40733	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Queens Quay West, Suite 590, Toronto, ON M5J IA7, Canada

(Address of principal executive offices, including zip code)

(877) 542-9253

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	LICY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On March 25, 2024, the Board of Directors of Li-Cycle Holdings Corp. (the “Company” or “Li-Cycle”) approved plans to reduce the Company’s workforce, primarily at the corporate level. Overall, the Company expects to eliminate approximately 60 positions, representing approximately 17% of the Company’s global workforce.

The workforce reduction is part of the Company’s ongoing efforts to right size and right shape its organization under its previously disclosed cash preservation plan. The Company expects to substantially complete the workforce reduction by the end of the first quarter of 2024.

The Company estimates that it will incur total charges of approximately $8.3 million in connection with the workforce reduction, with the majority of these charges to be incurred as cash severance payments over the course of the next twelve (12) months. It is estimated that outplacement services charges in connection with the workforce reduction will amount up to $230,000.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b). Departure of Certain Officers

On March 25, 2024, the Board of Directors of the Company approved the following leadership changes alongside the workforce reduction:

Effective as of March 26, 2024, Mr. Tim Johnston will cease serving as the Company’s Executive Chair and will separate from and no longer be employed by the Company as of such date. Mr. Johnston will remain the interim non-executive Chair of the Company’s Board of Directors. The change in Mr. Johnston’s role was not the result of any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

Effective as of March 26, 2024, Ms. Debbie Simpson will cease serving as the Chief Financial Officer of the Company. In order to facilitate an orderly transition in our leadership structure, Ms. Simpson will continue as a non-executive employee and special advisor to the Company’s Chief Executive Officer until May 31, 2024 (the “Transition Period”), at which time she will separate from and no longer be employed by the Company. During the Transition Period, Ms. Simpson will continue to receive her regular compensation and benefits.

Effective as of March 26, 2024, Mr. Richard Storrie will cease serving as the Company’s Regional President, EMEA. He will continue as a non-executive employee over the Transition Period to ensure a smooth transition, and will separate from and no longer be employed by the Company on May 31, 2024. During the Transition Period, Mr. Storrie will continue to receive his regular compensation and benefits.

The Company expects to enter into a separation agreement and release of claims (each, a “Separation Agreement”) with each of Mr. Johnston, Ms. Simpson and Mr. Storrie pursuant to which, subject to each such individual’s timely execution and non-revocation of such Separation Agreement, as well as continued compliance with certain restrictive covenants, the individual will be entitled to receive the severance payments and benefits set forth in his or her employment agreement as if the separation were a deemed qualifying termination of employment by the Company, in each case as set forth in Exhibit 5.1, Exhibit 5.3 and Exhibit 5.5 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 15, 2024, which agreements provide for: (i) an amount equal to (x) 12 months’ base salary (or 18 months for Mr. Johnston) plus (y) the executive officer’s annual target bonus, pro-rated to 12 months (or 18 months for Mr. Johnston), (ii) matching contributions to such executive officer’s group retirement savings plan through the statutory notice period, (iii) continued participation in the Company’s benefit plans and perquisites through the statutory notice period, and (iv) for a period of up to 12 months, participation in the Company’s primary benefit plan coverages, and (v) outplacement career counselling for up to 12 months.

The foregoing descriptions of the Separation Agreements contained herein do not purport to be complete and are qualified in their entirety by reference to the complete text of the Separation Agreements. A copy of each Separation Agreement, once finalized, will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the fiscal quarter ending March 31, 2024.

Item 5.02(c). Appointment of Certain Officers

Appointment of Interim Chief Financial Officer

On March 25, 2024, the Board appointed Mr. Craig Cunningham as the Interim Chief Financial Officer and principal financial officer of the Company, effective as of March 26, 2024.

Mr. Cunningham, age 40, has more than 17 years of accounting, finance, operational and capital markets experience and previously served as Chief Financial Officer of Electra Battery Materials from June 2022 to July 2023, where he was a key contributor to the company’s strategy and provided key financial oversight and controls to major projects. Prior to joining Electra Battery Materials, Mr. Cunningham served as Vice President and Regional Financial Officer at Kinross Gold, from March 2020 to March 2022, where he oversaw finance, information technology, supply chain and logistics, and administration functions in Russia. Mr. Cunningham also served as Regional Financial Officer at Kinross Gold, from September 2017 to March 2020. Mr. Cunningham has a Bachelor of Accounting from Brock University and received an MBA from Ivey Business School at Western University in Canada. He is a Chartered Public Accountant and a Chartered Accountant.

The Company has entered into an agreement with Lee Hecht Harrison Knightsbridge Corp. (“Knightsbridge”) under which Mr. Cunningham will provide management services to the Company for a period of six months (which may be mutually extended). In connection with this agreement, the Company will pay a fee of $334 per hour to Knightsbridge for Mr. Cunningham’s services, which such amounts will be disbursed by Knightsbridge to Mr. Cunningham or Performance Advisors Ltd. (a limited company wholly owned by Mr. Cunningham). Mr. Cunningham will not be entitled to health or welfare benefits under the Company’s benefit plans. This agreement is expected to remain in place as the Company commences a search for a permanent Chief Financial Officer and may be terminated at any time by either party upon 30 days’ advance notice in writing. Mr. Cunningham will not be employed directly by the Company nor has the Company entered into any employment agreement with Mr. Cunningham.

There are no family relationships between Mr. Cunningham and any director or executive officer of the Company, and Mr. Cunningham has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of Chief Operating Officer

On March 25, 2024, the Board promoted Mr. Conor Spollen to the role of Chief Operating Officer of the Company, effective as of March 26, 2024.

Mr. Spollen, age 57, has served as SVP, Project Delivery at the Company since July 2022, and previously served as SVP, Hub Deployment, from January 2022 to July 2022. Mr. Spollen has more than 33 years of international mining and metallurgical experience, having served in global leadership roles in a number of companies. Prior to joining the Company, Mr. Spollen served as a General Manager, Engineering at United States Steel Corporation, from April 2020 to January 2022, and as Project Director, from August 2019 to April 2020. From February 2019 to August 2019, Mr. Spollen was Principal at Spollen Minerals Engineering. Mr. Spollen served as Head of Technology and Development (Chief Technology Officer) at Vale Base Metals from May 2018 to September 2018, where he helped provide oversight for development from exploration to project execution, risk management, health, safety and environment, geology and mine planning, technology, and innovation. He also served as Chief Operating Officer, Canada & UK, Operations and Projects at Vale Base Metals, from January 2015 to May 2018. Mr. Spollen is a Professional Engineer, a Chartered Engineer, and sat on the Board of the Centre for Excellence in Mining Innovation (CEMI). He is on the panel of experts for Geoscience Ireland. Mr. Spollen holds a Bachelor of Engineering in Minerals Engineering from the Camborne of School of Mines, and received an MBA from Chifley School of Business at Torrens University Australia.

Mr. Spollen is expected to enter into a standard form of executive employment agreement in connection with his appointment. His current employment package provides for an annual base salary of $364,000 and he will be entitled to participate in the Company’s Short-Term Incentive Plan (“STIP”) and Long-Term Incentive Plan (“LTIP”) as determined for executive officers of the Company. In addition, Mr. Spollen will be entitled to payment of certain separation payments and benefits upon a qualifying termination of his employment on the same basis as applicable to our other executive officers (other than the CEO) and disclosed in Part III of the Company’s Annual Report on Form 10-K, filed with the SEC on March 15, 2024. The foregoing description of Mr. Spollen’s executive employment agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of Mr. Spollen’s executive employment agreement. A copy of the Mr. Spollen’s executive employment agreement will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the fiscal quarter ending March 31, 2024.

There are no family relationships between Mr. Spollen and any director or executive officer of the Company, and Mr. Spollen has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Each of Mr. Cunningham and Mr. Spollen are expected to enter into the Company’s standard form of Director and Officer Indemnification Agreement, as set forth in Exhibit 5.9 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 15, 2024.

Forward-Looking Statements Disclaimer

Certain statements contained in this Report on Form 8-K (including information incorporated by reference herein) may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, Section 21 of the Exchange Act and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “believe”, “may”, “will”, “continue”, “anticipate”, “intend”, “expect”, “should”, “would”, “could”, “plan”, “potential”, “future”, “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this Report on Form 8-K include but are not limited to statements about: Li-Cycle’s expectations regarding the timing, charges and costs associated with the planned workforce reduction, and the expectation to enter into, and the terms of, the Separation Agreements. These statements are based on various assumptions, whether or not identified in this Report on Form 8-K (including information incorporated by reference herein), made by Li-Cycle management. There can be no assurance that such assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle, and which may cause actual results to differ materially from the forward-looking information. The risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, include among other things timing of the implementation of the workforce reduction and any unintended consequences or unforeseen costs resulting from the workforce reduction as well as other risks and uncertainties related to Li-Cycle’s business and the assumptions on which the forward-looking information are based as described in greater detail in the sections titled “Item 1A. Risk Factors”, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Factors Affecting Li-Cycle’s Performance” and elsewhere in Li-Cycle’s Annual Report on Form 10-K for the year ended December 31, 2023 as well as Li-Cycle’s subsequent filings with the Securities and Exchange Commission the “SEC”). Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement. Li-Cycle assumes no obligation to update or revise any forward-looking statements, except as required by applicable laws. These forward-looking statements should not be relied upon as representing Li-Cycle’s assessments as of any date subsequent to the date of this Report.

Item 7.01 Regulation FD Disclosure.

On March 26, 2024, the Company issued a press release announcing changes to its management organizational structure. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”) and is incorporated by reference herein.

The information under this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended or the Exchange Act.

The following Exhibits are filed as part of this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release of Li-Cycle Holdings Corp. dated March 26, 2024

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LI-CYCLE HOLDINGS CORP.

	By:	/s/ Ajay Kochhar
Name: Ajay Kochhar
Title: Co-Founder, President & CEO and Director

Date: March 26, 2024